UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2023

METROPOLITAN LIFE INSURANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction

of Incorporation)

000-55029	13-5581829
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, NY	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 16, 2023, Metropolitan Life Insurance Company, a New York-domiciled insurance company (the “Company”), and Metropolitan Tower Life Insurance Company, a Nebraska-domiciled insurance company (“MTL” and, together with MLIC, the “Ceding Companies”), completed the previously announced transactions (collectively, the “Transaction”) with Global Atlantic Financial Group under the Master Transaction Agreement, dated May 25, 2023, entered into with Commonwealth Annuity and Life Insurance Company, a Massachusetts-domiciled corporation (“CwA”), and First Allmerica Financial Life Insurance Company, a Massachusetts-domiciled insurance company (“FAFLIC” and, together with CwA, the “Reinsurers”).

At the closing of the Transaction on November 16, 2023, (i) the Company and FAFLIC entered into a coinsurance and modified coinsurance agreement and (ii) MTL and CwA entered into a coinsurance and modified coinsurance agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, the Ceding Companies ceded to the Reinsurers approximately $19 billion of U.S. retail life insurance comprised of universal life, variable universal life, and universal life with secondary guarantees, and fixed annuity statutory reserves.

The Company will remain as administrator and service provider for the applicable policies to be reinsured. MetLife Investment Management, LLC will also manage a significant amount of the assets under a five-year investment management agreement.

Note Regarding Forward-Looking Statements

As used in this Form 8-K, “MLIC,” the “Company,” “we,” “our” and “us” refer to Metropolitan Life Insurance Company.

This Current Report on Form 8-K may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They use words and terms such as “anticipate,” “are confident,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. They include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, future sales efforts, future expenses, the outcome of contingencies such as legal proceedings, and future trends in operations and financial results.

Many factors determine Company results, and they involve unpredictable risks and uncertainties. Our forward-looking statements depend on our assumptions, our expectations, and our understanding of the economic environment, but they may be inaccurate and may change. We do not guarantee any future performance. Our results could differ materially from those we express or imply in forward-looking statements. The risks, uncertainties and other factors, including those relating to the COVID-19 pandemic, identified in Metropolitan Life Insurance Company’s filings with the U.S. Securities and Exchange Commission, and others, may cause such differences. These factors include:

(1) economic condition difficulties, including risks relating to public health, interest rates, credit spreads, equity, real estate, obligors and counterparties, government default, derivatives, and climate change;

(2) global capital and credit market adversity;

(3) credit facility inaccessibility;

(4) financial strength or credit ratings downgrades;

(5) unavailability, unaffordability, or inadequate reinsurance, including reinsurance risks that arise from reinsurers’ credit risk, and the potential shortfall or failure of risk mitigants to protect against such risks;

(6) statutory life insurance reserve financing costs or limited market capacity;

(7) legal, regulatory, and supervisory and enforcement policy changes;

(8) changes in tax rates, tax laws or interpretations;

(9) litigation and regulatory investigations;

(10) London Interbank Offered Rate discontinuation and transition to alternative reference rates;

(11) unsuccessful efforts to meet all environmental, social, and governance standards or to enhance our sustainability;

(12) investment defaults, downgrades, or volatility;

(13) investment sales or lending difficulties;

(14) collateral or derivative-related payments;

(15) investment valuations, allowances, or impairments changes;

(16) claims or other results that differ from our estimates, assumptions, or models;

(17) business competition;

(18) catastrophes;

(19) climate changes or responses to it;

(20) deficiencies in our closed block;

(21) impairment of value of business acquired, value of distribution agreements acquired or value of customer relationships acquired;

(22) product guarantee volatility, costs, and counterparty risks;

(23) risk management failures;

(24) insufficient protection from operational risks;

(25) failure to protect confidentiality and integrity of data or other cybersecurity or disaster recovery failures;

(26) accounting standards changes;

(27) excessive risk-taking; and

(28) marketing and distribution difficulties.

Metropolitan Life Insurance Company does not undertake any obligation to publicly correct or update any forward-looking statement if Metropolitan Life Insurance Company later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures Metropolitan Life Insurance Company makes on related subjects in subsequent reports to the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: November 16, 2023